                                                                    EXHIBIT 10.6

================================================================================

                        THIRD AMENDMENT TO LOAN AGREEMENT
                              AND OMNIBUS AMENDMENT

                          Dated as of December 20, 2002

                                  in respect of

                              GIANT YORKTOWN, INC.

================================================================================

                                 THIRD AMENDMENT
                                TO LOAN AGREEMENT
                              AND OMNIBUS AMENDMENT

         This THIRD AMENDMENT TO LOAN AGREEMENT AND OMNIBUS AMENDMENT (this "Amendment") dated as of December 20, 2002 is among GIANT YORKTOWN, INC., a Delaware corporation (the "Borrower"), GIANT INDUSTRIES, INC., a Delaware corporation ("Giant Industries"), GIANT INDUSTRIES ARIZONA, INC., an Arizona corporation ("Giant Arizona", and together with Giant Industries, the "Parent Guarantors"), WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity (except as specifically set forth herein), but solely in its capacity as collateral agent (the "Collateral Agent"), and each of the Persons listed on the signature pages hereto as a Lender (each, a "Lender").

                               R E C I T A L S:

         A. The Borrower, the Collateral Agent and the Lenders have heretofore entered into that certain Loan Agreement (as amended by that certain Amendment to Loan Agreement and Omnibus Amendment dated as of May 22, 2002 (the "First Amendment"), that certain Second Amendment to Loan Agreement and Omnibus Amendment dated as of October 28, 2002 (the "Second Amendment"), and as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") dated as of May 14, 2002. Giant Industries and Giant Arizona have heretofore entered into that certain Parent Guaranty Agreement (as amended by the First Amendment, the Second Amendment, and as further amended, supplemented or otherwise modified from time to time, the "Parent Guaranty") dated as of May 14, 2002. Capitalized terms used, but not otherwise defined in this Amendment, shall have those meanings assigned to such terms in Section 1 to the Loan Agreement, as amended hereby.

         B. The parties hereto desire to amend the Loan Agreement and certain of the other Operative Documents.

         C. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

SECTION 1.        AMENDMENTS TO LOAN AGREEMENT.

         Section 1.1. Section 1. (a) Section 1 of the Loan Agreement shall be and is hereby amended by amending and restating in their entirety the following definitions to read as follows:

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

                  "Additional Collateral" shall mean the "Pledged Collateral" (as such term is defined in the Pledge Agreements) and the "Property" (as such term is defined in the Mortgages)."

                  ""Collateral" shall mean the Mortgaged Property and the Additional Collateral, together with all property and interests in property and proceeds thereof now owned or hereafter acquired by the Borrower or any Parent Guarantor and their respective Subsidiaries in or upon which a Lien now or hereafter exists in favor of the Lenders, or the Collateral Agent on behalf of the Lenders, whether under the Deed of Trust, the Pledge Agreements, the Mortgages, or under any other document executed by any such Person and delivered to the Collateral Agent or the Lenders."

                  ""Material Adverse Effect" shall mean (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), capitalization or condition (financial or otherwise) of Giant Industries and its Subsidiaries taken as a whole; (b) a material impairment of the ability of Borrower, Giant Industries or any Significant Subsidiary to perform under any Operative Document and to avoid any Event of Default; or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against Borrower, Giant Industries or any Significant Subsidiary of any Operative Document or any rights or remedies under any thereof, (ii) the perfection or priority of any Lien granted under any of the Operative Documents, (iii) the rights or interests of the Collateral Agent or any Lender in the Collateral or
         (iv) the Fair Market Value, use, utility, useful life or condition of the Mortgaged Property, other than any Partial Casualty pursuant to which the Borrower has paid the Partial Casualty Amount or is rebuilding the affected portion of the Mortgaged Property pursuant to
         SECTION 3.6."

                  ""Operative Documents" shall mean this Loan Agreement (including all Annexes, Exhibits and Schedules hereto), the Deed, the Parent Guaranty, the Constituent Companies Guaranty, the Deed of Trust, the Mortgages, the Pledge Agreements, the Bill of Sale, the Notes, the Fee Letters, the Engagement Letter, the Closing Notice, and any Assignment and Assumption and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Operative Document" shall mean any one of them."

         (b) Section 1 of the Loan Agreement shall be and is hereby further amended by inserting in alphabetical order the following new defined terms:

                  ""Bloomfield Refinery" shall mean that certain oil refinery owned by Giant Four Corners located in McKinley County, New Mexico."

                  ""Ciniza Refinery" shall mean that certain oil refinery owned by San Juan Refining Company located in San Juan County, New Mexico."

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

                  ""Giant Four Corners" shall mean Giant Four Corners, Inc., an Arizona corporation and a subsidiary of Giant Arizona."

                  ""Intercreditor Agreement" shall mean the Intercreditor Agreement dated as of December 20, 2002 between the Collateral Agent on behalf of the Lenders and the Administrative Agent on behalf of the Revolving Credit Lenders."

                  ""Mortgage" shall mean each Mortgage, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement dated as of December 20, 2002 from Giant Industries or any Subsidiary to the Collateral Agent, as secured party, for the benefit of the Lenders, and any other mortgage, deed of trust or similar document from Giant Industries or any Subsidiary to the Collateral Agent, granting a security interest in real property of Giant Industries or any Subsidiary."

                  ""Pledge Agreements" shall mean, collectively, (a) the Pledge Agreement dated as of December 20, 2002 from Giant Industries in favor of the Collateral Agent, as secured party, for the benefit of the Lenders, (b) the Pledge Agreement dated as of December 20, 2002 from Giant Arizona in favor of the Collateral Agent, as secured party, for the benefit of the Lenders and (c) the Pledge Agreement dated as of December 20, 2002 from Giant Four Corners in favor of the Collateral Agent, as secured party, for the benefit of the Lenders."

         Section 1.2. Section 8.1. (a) Subparagraph (c) of Section 8.1 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

                  "(c)     Specific Defaults. Giant Industries, Giant Arizona,
         Borrower or any Subsidiary, as the case may be, (i) fails to perform or observe any term, covenant or agreement contained in (A) Section 6(b)(i), 6(c)(i), 6(f), 6(n), 6(r), 6(t), 6(u), 6A(l), 6A(m), 6A(n),
         6A(o), 6A(s) or 6A(t) of the Parent Guaranty, (B) SECTION 3.2, 3.5, 3.7 or SECTION 5 of this Loan Agreement, or (C) Section 2.1(b) or 2.1(n) of the Mortgages; or (ii) fails to perform or observe any term, covenant or agreement contained in Section 6A of the Parent Guaranty (which is not specified in the foregoing clause (c)(i)), and such default shall continue unremedied for a period of 15 days after the occurrence thereof; or"

         (b) Subparagraph (p)(ii) of Section 8.1 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

                  "(ii)    the Operative Documents shall for any reason (other
         than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest; or"

         Section 1.3. Section 8.2. Subparagraph (c) of Section 8.2 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

                  "(c)     The Collateral Agent for the benefit of the Lenders
         may enforce any and all rights and remedies available to it under the Notes, the Deed of Trust, the Guaranties, the Pledge Agreements or the Mortgages or under any Requirement of Law."

         Section 1.4. Section 8.3. Section 8.3 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

                           "Section 8.3. Bankruptcy Defaults. If any Event of Default described in subsection (f) or (g) of SECTION 8.1 has occurred and is continuing, then the entire Loan Balance and all accrued and unpaid Interest thereon, and all fees, charges and other amounts payable hereunder, including, without limitation, any Applicable Administrative Charge, under the Notes, the Deed of Trust, the Guaranties, the Pledge Agreements and the Mortgages, shall immediately become due and payable without presentment, demand, protest or notice of any kind. In addition, the Collateral Agent at the direction of the Required Lenders may exercise any and all remedies available to it hereunder, under the Notes, the Deed of Trust, the Guaranties, the Pledge Agreements and the Mortgages or under any Requirement of Law."

         Section 1.5. Section 9.1. Subparagraph (a) of Section 9.1 of the Loan Agreement shall be and is hereby amended by deleting the phrase "Mortgaged Property" where said phrase appears and substituting therefor the phrase "Collateral."

         Section 1.6. Section 9.2. Section 9.2 of the Loan Agreement shall be and is hereby amended by deleting the phrase "Mortgaged Property" where said phrase appears and substituting therefor the phrase "Collateral."

         Section 1.7. Section 12.5. The introductory paragraph of Section 12.5 of the Loan Agreement shall be and is hereby amended and restated to read as follows:

                           "Section 12.5. Effect and Modification. This Loan Agreement and the other Operative Documents exclusively and completely state the rights of the Lenders and Borrower with respect to the Loans and the Collateral and supersedes all prior agreements, oral or written, with respect thereto. No Operative Document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified without the written agreement or consent of Collateral Agent, Borrower and the Required Lenders, and in the case of the Parent Guaranty, the Constituent Company Guaranty or any definition used therein, the Guarantors affected thereby, and in the case of any Mortgage or Pledge Agreement or any definition used therein, the entity which has delivered the same; provided, however, that SECTIONS 12.1 and
         12.16 hereof may not be terminated, amended, supplemented, waived or modified without the written agreement or consent of the Arranger; and provided, further, that any termination, amendment, supplement, waiver or modification shall require the written agreement or consent of each Lender if such termination, amendment, supplement, waiver or modification would:"

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

         Section 1.8. Section 12.14. The penultimate sentence of Section 12.14 of the Loan Agreement shall be and is hereby amended by deleting the phrase "Mortgaged Property" where said phrase appears and substituting therefor the phrase "Collateral."

SECTION 2.        AMENDMENTS TO PARENT GUARANTY.

         Section 2.1. Section 2. (a) Subparagraphs (A) and (F) and the third grammatical paragraph of Section 2 of the Parent Guaranty shall be and is hereby amended by deleting the phrase "Mortgaged Property" where said phrase appears and substituting therefor the phrase "Collateral."

         Section 2.2. Section 6. (a) Subparagraph (q) of Section 6 of the Parent Guaranty shall be amended by deleting the phrase "Mortgaged Property" where said phrase appears and substituting therefor the phrase "Collateral."

         Section 2.3. Section 6A. Clause (i) of Subparagraph (a) of Section 6A of the Parent Guaranty shall be and is hereby amended and restated in its entirety to read as follows:

                           "(i)     (A) any Lien (other than a Lien on property
                  constituting Mortgaged Property) existing on property of Giant Industries or any Subsidiary on the Closing Date and set forth in SCHEDULE 6A(a) securing Indebtedness outstanding on such date, (B) Liens on the Yorktown Assets described in SCHEDULE 6A(a) securing Borrower's obligations under the Loan Agreement and (C) Liens on the Additional Collateral (but not on any other Mortgaged Property) in favor of (1) the Collateral Agent for the benefit of the Lenders and (2) the Revolving Credit Lenders securing the "Obligations" under the Giant Industries Credit Agreement, provided, that such Liens shall be subject to the terms of an intercreditor agreement between the Collateral Agent on behalf of the Lenders and the Administrative Agent for the Revolving Credit Lenders, such intercreditor agreement to be in form and substance satisfactory to the Collateral Agent and the Required Lenders."

SECTION 3.        REPRESENTATIONS AND WARRANTIES

         In order to induce the Collateral Agent and the Lenders to enter into this Amendment, the Borrower and the Guarantors each represent and warrant to the Collateral Agent and to each Lender that:

                  (a) This Amendment, the Loan Agreement and the Parent Guaranty (each as amended hereby) and each other Operative Document have been duly authorized, executed and delivered by the Borrower and the Guarantors and constitute their legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

                  (b)      The representations and warranties set forth in
         Section 2 of the Loan Agreement and Section 5 of the Parent Guaranty are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as if made on and as of the Amendment Effective Date.

                  (c)      The representations and warranties set forth in
         Section 5(x) of the Parent Guaranty which apply to the Mortgaged Property are true and correct in all material respects with respect to the Additional Collateral which constitutes real property on and as of the Amendment Effective Date.

                  (d) As of the date hereof, at the time of and after giving effect to this Amendment, no Default or Event of Default (other than the Specified Defaults (as defined in the Second Amendment)) has occurred and is continuing.

                  (e) Except as related to the Leay Acres landfill site located in San Juan County, NM, as described in Giant Industries' most recently filed Annual Report on Form 10-Q, no event or circumstance has occurred that has resulted or would reasonably be expected to result in a Material Adverse Effect.

                  (f) No approval, consent, exemption, authorization or other action by, or notice to, or filing (other than filings required under Section 6(u) of the Parent Guaranty, as amended hereby) with, any Governmental Authority is necessary or required in connection with the execution and delivery of this Amendment or the performance by the Borrower or any Guarantor of its obligations hereunder and under the other Operative Documents. This Amendment and the other Operative Documents have been duly authorized by all necessary corporate action, and the execution, delivery and performance of this Amendment and the other Operative Documents and the documents and transactions contemplated hereby does not and will not (a) contravene the terms of the Borrower's or any Guarantor's Organization Documents; (b) conflict with or result in any breach or contravention of, or result in or require the imposition or creation of any Lien under, any document evidencing any material Contractual Obligation to which the Borrower or any Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or any Guarantor is subject; or (c) violate any Requirement of Law.

SECTION 4.        EFFECTIVENESS.

         This Amendment shall become effective on December 20, 2002 (the "Amendment Effective Date") upon the satisfaction of the following conditions precedent:

                  (a) Amendment. The Collateral Agent and the Lenders shall have received counterparts of this Amendment duly executed by Giant Industries, Giant Arizona, the Borrower, the Constituent Company Guarantors, the Collateral Agent, and the Required Lenders.

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

                  (b) Mortgages. The Collateral Agent and the Lenders shall have received duly executed Mortgages in form and substance satisfactory to the Required Lenders from Giant Industries, Giant Arizona and its Subsidiaries, as applicable, pursuant to which each such entity shall grant to the Collateral Agent, for the benefit of the Lenders, security interests in the real property assets referenced in the first paragraph of Section 6(u) of the Second Amendment.

                  (c) Pledge Agreements. The Collateral Agent and the Lenders shall have received duly executed Pledge Agreements in form and substance satisfactory to the Required Lenders from each of Giant Industries, Giant Arizona and Giant Four Corners, pursuant to which each such entity shall grant to the Collateral Agent, for the benefit of the Lenders, security interests in the capital stock, partnership interests, and membership interests (as the case may be) of its Subsidiaries.

                  (d) Intercreditor Agreement. The Collateral Agent and the Administrative Agent for the Revolving Credit Lenders shall have entered into an Intercreditor Agreement in form and substance satisfactory to the Required Lenders.

                  (e) Stock Certificates. All certificates or instruments representing or evidencing the collateral pledged pursuant to the Pledge Agreements (together with stock powers executed in blank) shall have been delivered to the Collateral Agent or its designated agent or bailee, for the equal and ratable benefit of the Collateral Agent, the Lenders, the Administrative Agent and the Revolving Credit Lenders.

                  (f) Filing and Recording. The Mortgages and Pledge Agreements (and/or financing statements or similar notices thereof if and to the extent permitted and required by applicable law) shall have been recorded or filed for record in all public offices as may be deemed necessary or appropriate by the Required Lenders or Lenders' special counsel in order to perfect the liens and security interests granted thereby.

                  (g) No Default under, and Amendment of, Giant Industries Credit Agreement. Giant Industries shall have provided evidence satisfactory to the Collateral Agent and the Lenders that no default or event of default shall exist under the Giant Industries Credit Agreement.

                  (h) Resolutions. The Collateral Agent and the Lenders shall have received (i) resolutions of the board of directors of the Parent Guarantors authorizing the execution and delivery of this Amendment and each Mortgage and Pledge Agreement to which it is a party, certified by the Secretary or an Assistant Secretary of each such entity; (ii) resolutions of the board of directors of the Borrower authorizing the execution and delivery of this Amendment, certified by its Secretary or an Assistant Secretary; (iii) resolutions of the board of directors of Giant Four Corners authorizing the execution and delivery of each Mortgage and Pledge Agreement to which it is a party, certified by its Secretary or an Assistant Secretary; and (iv) resolutions of the board of directors of any other Subsidiary of Giant Industries which shall execute and deliver a Mortgage,

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

         authorizing the execution and delivery of such Mortgage, certified by its Secretary or an Assistant Secretary.

                  (i) Incumbency. The Collateral Agent and the Lenders shall have received a certificate of the Secretary or Assistant Secretary of the Parent Guarantors, the Borrower, Giant Four Corners and any Subsidiary which shall execute and deliver a Mortgage, certifying the names and true signatures of the officers of each such entity authorized to execute and deliver the relevant documents to which it is a party.

                  (j) Opinions. The Collateral Agent and the Lenders shall have received the favorable opinions of (i) the General Counsel to the Guarantors and the Borrower with respect to the due authorization, execution and delivery of this Amendment and the Operative Documents,
         (ii) special New York counsel to the Guarantor and the Borrower with respect to the enforceability of this Amendment and the Operative Documents and (iii) special New Mexico counsel to the Guarantors with respect to the enforceability of the Mortgages, each such opinion to be in form and substance satisfactory to the Collateral Agent, the Lenders and their counsel and addressing such other matters as the Collateral Agent, the Lenders and their counsel may reasonably request.

                  (k) No Material Adverse Effect. Except as disclosed in writing to the Collateral Agent and the Lenders prior to the Amendment Effective Date, no event or circumstance has occurred that has resulted or would reasonably be expected to result in a Material Adverse Effect.

                  (l) No Default. As of the Amendment Effective Date, no Default or Event of Default (other than the Specified Defaults (as defined in the Second Amendment)) shall have occurred or be continuing.

                  (m) Payment of Fees. Giant Industries shall have paid all accrued, unpaid fees, costs and expenses owed pursuant to this Amendment, the Operative Documents or any other agreement between the Parent Guarantors and the Borrower and the Collateral Agent or any Lender, to the extent then due and payable, together with Attorney Costs of the Collateral Agent to the extent then invoiced prior to or on the closing date of this Amendment.

                  (n) Other. The Lenders shall have received such other approvals, opinions and documents as the Lenders deem appropriate.

Upon satisfaction of the foregoing conditions precedent set forth in this
Section 5, the Collateral Agent shall notify Giant Industries and the Lenders in writing, and the date set forth in such notice shall be the effective date of this Amendment.

SECTION 5.        COSTS, EXPENSES AND TAXES.

         Giant Industries agrees to pay on demand reasonable Attorney Costs of the Lenders and the Collateral Agent and all other costs and expenses of the Lenders and the Collateral Agent in

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

connection with the preparation, execution and delivery of this Amendment and the mortgages, assignments, security agreements, financing statements and other documents and instruments contemplated hereby. In addition, Giant Industries shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other documents and instruments to be executed and delivered hereunder, and agrees to save the Collateral Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

SECTION 6.        MISCELLANEOUS.

         Section 6.1. Guarantor Obligations. Each Guarantor hereby ratifies and affirms in all respects it obligations under its guaranty and acknowledges that such guaranty shall remain in full force and effect.

         Section 6.2. Construction. This Amendment shall be construed in connection with and as part of the Loan Agreement and the other Operative Documents, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Loan Agreement and the other Operative Documents are hereby ratified and shall be and remain in full force and effect.

         Section 6.3. Headings and Table of Contents. The headings of the Sections of this Amendment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof and any reference to numbered Sections, unless otherwise indicated, are to Sections of this Amendment.

         Section 6.4. References. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Loan Agreement and the other Operative Documents without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context otherwise requires.

         Section 6.5. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

         Section 6.6. Governing Law. This Amendment shall be governed by and construed in accordance under the laws of the State of New York without regard to conflict of law principles (other than Title 14 of Article V of the New York General Obligation Law).

                      [Signature Pages begin on Next Page]

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

          Executed and delivered as of this 20th day of December, 2002.

                            GIANT YORKTOWN, INC., as Borrower

                            By:        /s/ GARY R. DALKE
                               -------------------------------------------------
                                Name:  Gary R. Dalke
                                Its: VP, Controller and Chief Accounting Officer

                            GIANT INDUSTRIES, INC., as a Guarantor

                            By:        /s/ GARY R. DALKE
                               -------------------------------------------------
                                Name:  Gary R. Dalke
                                Its: VP, Controller and Chief Accounting Officer

                            GIANT INDUSTRIES ARIZONA, INC. , as a Guarantor

                            By:        /s/ GARY R. DALKE
                               -------------------------------------------------
                                Name:  Gary R. Dalke
                                Its: VP, Controller and Chief Accounting Officer

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

                            BLACK DIAMOND INTERNATIONAL FUNDING, LTD., as a
                              Lender

                            By:        /s/ ALAN CORKISH
                               -------------------------------------------------
                                Name:  Alan Corkish
                                Title: Director

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

                            TRS1 LLC, as a Lender

                            By:        /s/ Rosemary F. Dunne
                               -------------------------------------------------
                                Name:  Rosemary F. Dunne
                                Title: Attorney-in-Fact

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

                            GMAC BUSINESS CREDIT LLC, as a Lender

                            By:        /s/ L. M. STEVENS
                               -------------------------------------------------
                                Name:  L. M. Stevens
                                Title: Division Chief Credit Officer

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

                            ORIX FINANCIAL SERVICES, INC., as a Lender

                            By:        /s/ MARK A. KASSIS
                               -------------------------------------------------
                                Name:  Mark A. Kassis
                                Title: Senior Vice President

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

                            TRANSAMERICA EQUIPMENT FINANCIAL SERVICES
                              CORPORATION, as a Lender

                            By:        /s/ JAMES R. BATES
                               -------------------------------------------------
                                Name:  James R. Bates
                                Title: Vice President

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

                            WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION, as
                              Collateral Agent

                            By:        /s/ C. SCOTT NIELSEN
                               -------------------------------------------------
                                Name:  C. Scott Nielsen
                                Title: Trust Officer

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

         Each of the undersigned hereby acknowledges and agrees to the terms of the foregoing Amendment and further confirms its continued guaranty of the obligations of the Borrower under the Loan Agreement, as amended hereby, pursuant to the terms of its guaranty on this 20th day of December, 2002.

                            GIANT FOUR CORNERS, INC.

                            By         /s/ GARY R. DALKE
                              --------------------------------------------------
                                Name:  Gary R. Dalke
                                Title: VP, Controller and Chief Accounting
                                       Officer
                                Address: c/o Giant Industries, Inc.
                                         23733 North Scottsdale Road
                                         Scottsdale, Arizona 85255-3465
                                         Attention: President

                            SAN JUAN REFINING COMPANY

                            By         /s/ GARY R. DALKE
                              --------------------------------------------------
                                Name:  Gary R. Dalke
                                Title: VP, Controller and Chief Accounting
                                       Officer
                                Address: c/o Giant Industries, Inc.
                                         23733 North Scottsdale Road
                                         Scottsdale, Arizona 85255-3465
                                         Attention: President

                            PHOENIX FUEL CO., INC.

                            By         /s/ GARY R. DALKE
                              --------------------------------------------------
                                Name:  Gary R. Dalke
                                Title: VP, Controller and Chief Accounting
                                       Officer
                                Address: c/o Giant Industries, Inc.
                                         23733 North Scottsdale Road
                                         Scottsdale, Arizona 85255-3465
                                         Attention: President

                                      -17

Giant Yorktown, Inc.                           Third Amendment to Loan Agreement

                            GIANT MID-CONTINENT, INC.

                            By         /s/ GARY R. DALKE
                              --------------------------------------------------
                                Name:  Gary R. Dalke
                                Title: VP, Controller and Chief Accounting
                                       Officer
                                Address: c/o Giant Industries, Inc.
                                         23733 North Scottsdale Road
                                         Scottsdale, Arizona 85255-3465
                                         Attention: President

                            GIANT STOP-N-GO OF NEW MEXICO, INC.

                            By         /s/ GARY R. DALKE
                              --------------------------------------------------
                                Name:  Gary R. Dalke
                                Title: VP, Controller and Chief Accounting
                                       Officer
                                Address: c/o Giant Industries, Inc.
                                         23733 North Scottsdale Road
                                         Scottsdale, Arizona 85255-3465
                                         Attention: President

                                      -18-